Exhibit 99.4

SI INTERNATIONAL, INC.

STOCK OPTION AGREEMENT

EVIDENCING GRANT OF STOCK OPTIONS

UNDER THE SI INTERNATIONAL, INC. 2002 STOCK INCENTIVE PLAN

THIS STOCK OPTION AGREEMENT (this “Agreement”) is made as of the Option Grant Date set forth on the Initial Notice of Stock Option Grant hereto by and between (i) SI International, Inc., a Delaware corporation (the “Company”) and (ii) the undersigned Participant, an employee of the Company or the Company Group as named on each Notice of Stock Option Grant hereto. Certain capitalized terms used herein are defined in Section 6 hereof. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the SI International, Inc. 2002 Stock Incentive Plan (as amended from time to time according to its terms, the “Plan”).

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.                                      Grant of Stock Options.

(a)                                  Number of Options; Exercise Price. The Company hereby grants to Participant the right to purchase, during the period specified in Section 3 hereof, the number of shares of Common Stock (such shares of stock hereinafter referred to as the “Shares”) set forth on the Initial Notice of Stock Option Grant and any additional Notice of Stock Option Grant executed by the parties subsequent to the effective date of this Agreement (the “Options”). Each Option gives the Participant the right, subject to the terms and conditions of the Plan and this Agreement, to purchase shares of Common Stock at an exercise price per share as set forth on each respective Notice of Stock Option Grant.

(b)                                 Nature of Options. If so designated on the respective Notice of Stock Option Grant, the Options are intended to be “incentive stock options” within the meaning of Section 422 of the Code or any successor provision.

(c)                                  Participant Bound by Plan. A copy of the Plan has been provided to Participant, and Participant has completely and carefully reviewed this Agreement and the Plan. As an inducement to the Company to issue the Options to Participant, and as a condition thereto, Participant agrees to be bound by all of the terms of the Plan and this Agreement with respect to the Options and all Option Shares and the other terms, conditions, and agreements set forth in this Agreement and in the Plan. The Plan is by this reference incorporated herein and made a part hereof.

(d)                                Binding Agreement; Noncontravention. As an inducement to the Company to enter into this Agreement, issue the Options to Participant, and issue the Common Stock upon exercise thereof, and as a condition thereto, Participant represents and warrants to the Company that this Agreement constitutes the legal, valid and binding obligation of Participant, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Participant do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Participant is a party or any judgment, order or decree to which Participant is subject.

(e)                                  Retention of Company’s Rights. As a further inducement to the Company to enter into this Agreement, issue the Options to Participant, and issue the Common Stock upon exercise thereof, and as a condition thereto, Participant acknowledges and agrees that no agreement or arrangement between the Participant and any member of the Company Group (including, without limitation, the grant of Options to Participant, the issuance of Option Shares upon exercise thereof, and the execution and delivery of this Agreement) shall (i) entitle Participant to remain an employee of the Company or any member of the Company Group for any period of time, (ii) confer upon Participant the right to be selected again at any time in the future as a Plan participant, or (iii) provide for any adjustment to the number of Option Shares subject to the Options upon the occurrence of subsequent events except as provided in the Plan.

2.                                      Vesting of Options. Options granted hereunder may be exercised only to the extent they have become vested in accordance the relevant Notice of Stock Option Grant, the terms hereof, and the Plan. Notwithstanding the foregoing, and except as otherwise provided herein or the Plan, all vesting shall cease and no Unvested Options (as defined below) shall vest after the date on which Participant for any reason is no longer providing service as an employee of the Company Group for any reason. Options which have vested and become exercisable pursuant to the terms of this Agreement are referred to herein as “Vested Options,” and all other Options are referred to herein as “Unvested Options.”

3.                                      Term and Expiration of Options. Subject to earlier expiration or termination as provided herein or in the Plan, all of the Options shall expire and no longer be exercisable at the close of business on the day immediately preceding the tenth anniversary of the Option Grant Date.

4.                                      Exercise of Options. Options may be exercised in accordance with the terms of the Plan and only to the extent they are outstanding, have become Vested Options in accordance with Section 2, and have not yet expired in accordance with Section 3.

5.                                      Restrictions on Transfer of Options and Option Shares.

(a)                                  Retention of Options. Participant shall not sell, transfer, assign, pledge, hypothecate, or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Options (a “Transfer” of Options). Any Transfer of Options shall cause such Options to be void ab initio. Options may be exercised only by Participant (or by Participant’s legal guardian or legal representative).

(b)                                 Holdback Agreement. Without the prior written consent of the Company, Participant shall not effect any public sale or distribution (including sales pursuant to Rule 144) of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities prior to May 15, 2003.

(c)                                  Transfers in Violation of Agreement. Any transfer or attempted transfer of any Option Shares in violation of any provision of this Agreement shall be void, and the

Company shall not record any such purported transfer on its books or treat any purported transferee of such Option Shares as the owner thereof for any purpose.

6.                                      Definitions.

(a)                                  “Company Group” means the Company, any “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code, and, if any, a “parent corporation” of the Company as such term is defined in Section 424(e) of the Code. A Participant shall be deemed to be an employee of the Company Group hereunder when employed by any member of the Company Group.

(b)                                 “Initial Notice of Stock Option Grant” means the Notice of Stock Option Grant hereto that specifies the terms of the Option for Shares of Common Stock granted to Participant at the time this Agreement is executed by the parties.

(c)                                  “Notice of Stock Option Grant” shall mean the Initial Notice of Stock Option Grant to this Agreement and any subsequent Notices of Stock Option Grant executed by the Company and Participant which detail the specific terms of an Option granted to Participant under the Plan.

(d)                                 “Option Grant Date” shall mean the date Shares of Common Stock are granted to Participant as specified in each Notice of Stock Option Grant.

(e)                                  “Option Shares” means (i) all shares of Common Stock issued or issuable upon exercise of Options and (ii) any other securities issued directly or indirectly with respect to the securities referred to in clause (i) above by way of a stock split, stock dividend or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion, exchange, or exercise of any of the foregoing securities.

7.                                      Nonsolicitation. As an inducement to the Company to enter into this Agreement, issue the Options to Participant, and issue the Common Stock upon exercise thereof, and as a condition for Participant retaining the right to exercise the Options under the terms hereof, Participant covenants and agrees that during Participant’s employment with the Company Group and for 12 months thereafter, Participant shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company Group to leave the employ of the Company Group, or in any way interfere with the relationship between the Company Group and any employee thereof, (ii) hire any person who was an employee of the Company Group at any time during the 24 months preceding the termination of Participant’s employment with the Company Group, or (iii) induce or attempt to induce any customer, developer, client, member, supplier, licensee, licensor, franchisee or other business relation of the Company Group to cease doing business with the Company Group, or in any way interfere with the relationship between any such customer, developer, client, member, supplier, licensee or business relation and the Company Group (including, without limitation, making any negative statements or communications about the Company).

8.                                      Miscellaneous Provisions.

(a)                                  Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b)                                 Complete Agreement. This Agreement, each Notice of Stock Option Grant hereto and the Plan embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(c)                                  Counterparts. This Agreement may be executed in separate counterparts, none of which need contain the signature of more than one party hereto but each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(d)                                 Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns whether so expressed or not.

(e)                                  Choice of Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

(f)                                    Equitable Remedies. Each of the parties to this Agreement agree and acknowledge that money damages would not be an adequate remedy if Participant or any other holder of Option Shares were to breach any of the provisions of Sections 5 or 7 hereof, and that the Company may in its sole discretion apply to any court of law or equity of competent jurisdiction   (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of Sections 5 or 7 of this Agreement

(g)                                 Amendment, Modification and Cancellation of Outstanding Options. The Board may amend, modify or cancel any Option in any manner to the extent that the Board would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the rights of Participant under this Agreement without the consent of the Participant; provided, further, that an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of Participant under this Agreement.

(h)                                 Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of Delaware, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(i)                                     Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “include” or “including” in this Agreement shall be by way of example rather than by limitation. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[Signatures Appear on the Following Page.]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement and the Initial Notice of Stock Option Grant on the Option Grant Date set forth on the Initial Notice of Stock Option Grant.

SI INTERNATIONAL, INC.

By:
Name: Ray J. Oleson
Title: Chairman/Chief Executive Officer

PARTICIPANT

Name:
SSN:
DIV:
Grant Date:
Options:
Strike Price: